Exhibit 99.1

Tenneco Provides Update to Certain Fourth Quarter and Full Year 2019 Results

LAKE FOREST, Ill., March 2, 2020 /PRNewswire/ — Tenneco Inc. (NYSE: TEN) (the “Company”) today announced that, in conjunction with the completion of the Company’s financial statements for the year ended December 31, 2019, it is updating certain fourth quarter and full year 2019 results. This update reconciles the fourth quarter and full year 2019 financial results disclosed and discussed on February 20, 2020 (see table below). Specifically, an adjustment to inventory primarily within one distribution center related to the legacy Federal-Mogul North America Motorparts business resulted in a reduction to pre-tax income of $27 million, or a $20 million impact to net income, for fourth quarter 2019. This adjustment encompassed manual processes that have largely been automated over the past year.

The Company determined that the impact of the adjustment was not material to any prior periods in 2019 and as such concluded that it was appropriate to record the aggregate amount of the expense in the fourth quarter of 2019. The amount of the adjustment relating to previous quarters would have been approximately evenly distributed among all four quarters had the Company determined it was necessary to revise the prior quarterly results.

The Company believes that this adjustment will not materially impact its 2020 first quarter and full year outlook provided on February 20, 2020.

During 2019, the continued integration of the Federal-Mogul acquisition increased the complexity and level of certain financial reporting activities within the North America Motorparts business, without a corresponding change in centralized resource levels. The Company concluded that it has a material weakness in its internal control over financial reporting resulting from a lack of incremental resources in its North America Motorparts business. To address this issue, management is implementing various remediation steps, including, adding additional accounting resources and improving its execution of and oversight over internal controls.

Full Year 2019 Reconciliation

The table below reconciles the financial results disclosed in a February 20, 2020 press release announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2019 to the final results that will be filed today in the Company’s 10-K.

($ millions, except per share amounts)	YTD 2019
	Net income (loss) attributable to Tenneco Inc.	Per Share	Income tax (expense) benefit	EBIT	EBITDA (2)
As of February 20, 2020 Press Release(1): Earnings (Loss) Measures	$(314)	$(3.88)	$(26)	$148	$821
Inventory adjustment	(20)	(0.24)	7	(27)	(27)

Updated:Earnings (Loss) Measures	$(334)	(4.12)	$(19)	$121	$794

As of February 20, 2020 Press Release(1): Adjusted Net income, EPS, Tax, EBIT, and EBITDA(2)	$261	$3.22	$(138)	$784	$1,442
Inventory adjustment	(20)	(0.24)	7	(27)	(27)

Updated:Adjusted Net income, EPS, Tax, EBIT, and EBITDA(2)(3)	$241	2.98	$(131)	$757	$1,415

(1)	From February 20, 2020 press release announcing the company’s fourth quarter and full year 2019 results.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization.
(3)	Tables at the end of this press release include reconciliations for GAAP to non-GAAP results and fourth quarter 2019 reconciliations.

Attachment 1

Statements of Income – 3 Months

Statements of Income – 12 Months

Balance Sheets

Statements of Cash Flows – 3 Months

Statements of Cash Flows – 12 Months

Attachment 2

Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months

Reconciliation of GAAP to Non-GAAP Earnings Measures – 12 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 12 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 12 Months

Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM and pro forma adjusted LTM EBITDA including noncontrolling interests

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 12 Months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months

Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 12 Months

Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment Commercial Truck, Off-Highway, Industrial and other revenues – quarterly and annual

Reconciliation of GAAP Revenue to pro forma Revenue and Non-GAAP Earnings Measures – 2018 quarterly

Reconciliation of GAAP Revenue to pro forma Revenue and Non-GAAP Earnings Measures – 2018 and 2017 annual

Division Level Full Year 2020 Outlook

About Tenneco

Headquartered in Lake Forest, Illinois, Tenneco is one of the world’s leading designers, manufacturers and marketers of Aftermarket, Ride Performance, Clean Air and Powertrain products and technology solutions for diversified markets, including light vehicle, commercial truck, off-highway, industrial and the aftermarket, with 2019 revenues of $17.45 billion and approximately 78,000 employees worldwide. On October 1, 2018, Tenneco completed the acquisition of Federal-Mogul, a leading global supplier to original equipment (“OE”) manufacturers and the aftermarket. Additionally, the company expects to separate its businesses to form two new, independent companies, an Aftermarket and Ride Performance company as well as a new Powertrain Technology company.

About DRiV™ - the future Aftermarket and Ride Performance Company

Following the separation, DRiV will be one of the largest global multi-line, multi-brand aftermarket companies, and one of the largest global OE ride performance and braking companies. DRiV’s principal product brands will feature Monroe®, Öhlins®, Walker®, Clevite®Elastomers, MOOG®, Fel-Pro®, Wagner®, Ferodo®, Champion® and others. DRiV would have 2019 revenues of $5.9 billion, with 53% of those revenues from aftermarket and 47% from original equipment customers.

About the new Tenneco - the future Powertrain Technology Company

Following the separation, the new Tenneco will be one of the world’s largest pure-play powertrain companies serving OE markets worldwide with engineered solutions addressing fuel economy, power output, and criteria pollution requirements for gasoline, diesel and electrified powertrains. The new Tenneco would have 2019 revenues of $11.5 billion, serving light vehicle, commercial truck, off-highway and industrial markets.

Safe Harbor

This release contains forward-looking statements. These forward-looking statements include, among others, statements relating to our strategies and plans to separate into two independent public companies. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the possibility that Tenneco may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the possibility that the separation may have an adverse impact on existing arrangements with Tenneco, including those related to transition, manufacturing and supply services and tax matters; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the separation may not be fully realized or may take longer to realize than expected; the risk that the separation may not advance Tenneco’s business strategy; the potential diversion of Tenneco management’s attention resulting from the separation; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this release are made as of the date of this communication, and, except as required by law, Tenneco does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2018 and Form 10-Q for the quarter ended September 30, 2019.

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF INCOME (LOSS)

Unaudited

THREE MONTHS ENDED DECEMBER 31,

(Millions except per share amounts)

	2019	2018
Net sales and operating revenues:
Clean Air - Value-add revenues	$974	$1,024
Clean Air - Substrate sales	769	631
Powertrain	1,018	1,112
Motorparts	741	827
Ride Performance	641	684

Total net sales and operating revenues	$4,143	$4,278
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	3,581	3,673
Selling, general, and administrative	276	309
Depreciation and amortization	170	165
Engineering, research, and development	76	82
Restructuring charges and asset impairments	28	60
Goodwill and intangibles impairment charge	172	3

Total costs and expenses	4,303	4,292
Other income (expense):
Non-service pension and other postretirement benefit (costs) credits	(3)	(10)
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	9	18
Loss on extinguishment of debt	—	(10)
Other income (expense), net	10	(7)

Total other income (expense)	16	(9)
Earnings (loss) before interest expense, income taxes, and noncontrolling interests	(144)	(23)
Interest expense	(80)	(79)

Earnings (loss) before income taxes and noncontrolling interests	(224)	(102)
Income tax (expense) benefit	(14)	10

Net income (loss)	(238)	(92)
Less: Net income (loss) attributable to noncontrolling interests	75	17

Net income (loss) attributable to Tenneco Inc.	$(313)	$(109)

Weighted average common shares outstanding:
Basic	80.9	80.7

Diluted	80.9	80.7

Earnings (loss) per share of common stock:
Basic	$(3.87)	$(1.35)

Diluted	$(3.87)	$(1.35)

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF INCOME (LOSS)

Unaudited

TWELVE MONTHS ENDED DECEMBER 31,

(Millions except per share amounts)

	2019	2018
Net sales and operating revenues:
Clean Air - Value-add revenues	$4,094	$4,207
Clean Air - Substrate sales	3,027	2,500
Powertrain	4,408	1,112
Motorparts	3,167	1,780
Ride Performance	2,754	2,164

Total net sales and operating revenues	$17,450	$11,763
Costs and expenses:
Cost of sales (exclusive of depreciation and amortization)	14,912	10,002
Selling, general, and administrative	1,138	752
Depreciation and amortization	673	345
Engineering, research, and development	324	200
Restructuring charges and asset impairments	126	117
Goodwill and intangibles impairment charge	241	3

Total costs and expenses	17,414	11,419
Other income (expense):
Non-service pension and postretirement benefit (costs) credits	(11)	(20)
Equity in earnings (losses) of nonconsolidated affiliates, net of tax	43	18
Loss on extinguishment of debt	—	(10)
Other income (expense), net	53	(10)

Total other income (expense)	85	(22)
Earnings (loss) before interest expense, income taxes, and noncontrolling interests	121	322
Interest expense	(322)	(148)

Earnings (loss) before income taxes and noncontrolling interests	(201)	174
Income tax (expense) benefit	(19)	(63)

Net income (loss)	(220)	111
Less: Net income (loss) attributable to noncontrolling interests	114	56

Net income (loss) attributable to Tenneco Inc.	$(334)	$55

Weighted average common shares outstanding:
Basic	80.9	58.6

Diluted	80.9	58.8

Earnings (loss) per share of common stock:
Basic	$(4.12)	$0.93

Diluted	$(4.12)	$0.93

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

BALANCE SHEETS

Unaudited

(Millions)

	December 31, 2019		December 31, 2018
Assets
Cash and cash equivalents	$564		$697
Restricted cash	2		5
Receivables, net	2,538	(a)	2,572	(a)
Inventories	1,999		2,245
Prepayments and other current assets	632		590
Other noncurrent assets	3,864		3,622
Property, plant and equipment, net	3,627		3,501

Total assets	$13,226		$13,232

Liabilities and Shareholders’ Equity
Short-term debt, including current maturities of long-term debt	$185		$153
Accounts payable	2,647		2,759
Accrued compensation and employee benefits	325		343
Accrued income taxes	72		64
Accrued expenses and other current liabilities	1,070		1,001
Long-term debt	5,371	(b)	5,340	(b)
Deferred income taxes	106		88
Pension and postretirement benefits	1,145		1,167
Deferred credits and other liabilities	490		263
Redeemable noncontrolling interests	196		138
Tenneco Inc. shareholders’ equity	1,425		1,726
Noncontrolling interests	194		190

Total liabilities, redeemable noncontrolling interests, and equity	$13,226		$13,232

	December 31, 2019	December 31, 2018
(a) Accounts receivable net of:
Accounts receivable outstanding and derecognized	$1,037	$1,011

	December 31, 2019	December 31, 2018
(b) Long-term debt composed of:
Revolver Borrowings	$183	$—
LIBOR plus 1.75% Term Loan A due 2019 through 2023	1,608	1,691
LIBOR plus 3.00% Term Loan B due 2019 through 2025	1,623	1,629
$225 million of 5.375% Senior Notes due 2024	222	222
$500 million of 5.000% Senior Notes due 2026	494	493
€415 million 4.875% Euro Fixed Rate Notes due 2022	479	496
€300 million of Euribor plus 4.875% Euro Floating Rate Notes due 2024	340	349
€350 million of 5.000% Euro Fixed Rate Notes due 2024	413	427
Other Debt, primarily foreign instruments	13	44

	5,375	5,351
Less: maturities classified as current	4	11

Total long-term debt	$5,371	$5,340

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF CASH FLOWS

Unaudited

(Millions)

	Three Months Ended December 31,
	2019	2018
Operating Activities
Net income (loss)	$(238)	$(92)
Adjustments to reconcile net income (loss) to cash provided (used) by operating activities:
Goodwill and intangible impairment charge	172	3
Depreciation and amortization	170	165
Deferred income taxes	(36)	(44)
Stock-based compensation	5	2
Restructuring charges and asset impairments, net of cash paid	(1)	41
Change in pension and other postretirement benefit plans	(8)	(11)
Equity in earnings of nonconsolidated affiliates	(9)	(18)
Cash dividends received from nonconsolidated affiliates	8	2
Changes in operating assets and liabilities:
Receivables	232	86
Inventories	172	142
Payables and accrued expenses	(165)	137
Accrued interest and income taxes	15	(14)
Other assets and liabilities	63	3

Net cash provided (used) by operating activities	380	402
Investing Activities
Acquisitions, net of cash acquired	—	(2,194)
Proceeds from sale of assets	12	3
Proceeds from sale of investment in nonconsolidated affiliates	2	—
Cash payments for property, plant and equipment	(203)	(252)
Proceeds from deferred purchase price of factored receivables	47	72
Other	2	6

Net cash provided (used) by investing activities	(140)	(2,365)
Financing Activities
Proceeds from term loans and notes	29	3,414
Repayments of term loans and notes	(63)	(418)
Borrowings on revolving lines of credit	2,316	1,098
Payments on revolving lines of credit	(2,336)	(1,331)
Issuance of common shares	—	1
Cash dividends	—	(20)
Debt issuance cost of long-term debt	—	(95)
Net decrease in bank overdrafts	(1)	—
Acquisition of additional ownership interest in consolidated affiliates	(10)	—
Distributions to noncontrolling interest partners	(23)	(7)
Other	(2)	(178)

Net cash provided (used) by financing activities	(90)	2,464
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	21	(2)

Increase (decrease) in cash, cash equivalents and restricted cash	171	499
Cash, cash equivalents and restricted cash, beginning of period	395	203

Cash, cash equivalents and restricted cash, end of period	$566	$702

Supplemental Cash Flow Information
Cash paid during the period for interest	$54	$78
Cash paid during the period for income taxes, net of refunds	38	34
Non-cash Investing and Financing Activities
Period end balance of trade payables for property, plant and equipment	$134	$135
Deferred purchase price of receivables factored in the period	45	49
Stock issued for acquisition of Federal-Mogul	—	(1,236)
Stock transferred for acquisition of Federal-Mogul	—	1,236
Redeemable noncontrolling interest transaction with owner	53	—

ATTACHMENT 1

TENNECO INC. AND CONSOLIDATED SUBSIDIARIES

STATEMENTS OF CASH FLOWS

Unaudited

(Millions)

	Twelve Months Ended December 31,
	2019	2018
Operating Activities
Net income (loss)	$(220)	$111
Adjustments to reconcile net income (loss) to cash provided (used) by operating activities:
Goodwill and intangible impairment charge	241	3
Depreciation and amortization	673	345
Deferred income taxes	(151)	(65)
Stock-based compensation	25	14
Restructuring charges and asset impairments, net of cash paid	11	49
Change in pension and other postretirement benefit plans	(57)	(8)
Equity in earnings of nonconsolidated affiliates	(43)	(18)
Cash dividends received from nonconsolidated affiliates	53	2
Changes in operating assets and liabilities:
Receivables	(225)	(174)
Inventories	284	27
Payables and accrued expenses	(66)	291
Accrued interest and income taxes	3	(19)
Other assets and liabilities	(84)	(119)

Net cash provided (used) by operating activities	444	439
Investing Activities
Acquisitions, net of cash acquired	(158)	(2,194)
Proceeds from sale of assets	20	9
Net proceeds from sale of business	22	—
Proceeds from sale of investment in nonconsolidated affiliates	2	—
Cash payments for property, plant and equipment	(744)	(507)
Proceeds from deferred purchase price of factored receivables	250	174
Other	2	4

Net cash provided (used) by investing activities	(606)	(2,514)
Financing Activities
Proceeds from term loans and notes	200	3,426
Repayments of term loans and notes	(341)	(453)
Borrowings on revolving lines of credit	9,120	5,149
Payments on revolving lines of credit	(8,884)	(5,405)
Repurchase of common shares	(2)	(1)
Cash dividends	(20)	(59)
Debt issuance cost of long-term debt	—	(95)
Net decrease in bank overdrafts	(13)	(5)
Acquisition of additional ownership interest in consolidated affiliates	(10)	—
Distributions to noncontrolling interest partners	(43)	(51)
Other	(4)	(30)

Net cash provided (used) by financing activities	3	2,476
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	23	(17)

Increase (decrease) in cash, cash equivalents and restricted cash	(136)	384
Cash, cash equivalents and restricted cash, beginning of period	702	318

Cash, cash equivalents and restricted cash, end of period	$566	$702

Supplemental Cash Flow Information
Cash paid during the period for interest	$284	$143
Cash paid during the period for income taxes, net of refunds	177	113
Non-cash Investing and Financing Activities
Period end balance of trade payables for property, plant and equipment	$134	$135
Deferred purchase price of receivables factored in the period in investing	253	154
Stock issued for acquisition of Federal-Mogul	—	(1,236)
Stock transferred for acquisition of Federal-Mogul	—	1,236
Redeemable noncontrolling interest transaction with owner	53	—

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions except per share amounts)

	Q4 2019						Q4 2018
	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$(313)	$(3.87)	$75	$(14)	$(144)	$26	$(109)	$(1.35)	$17	$10	$(23)	$142
Adjustments:
Restructuring and related expenses (5)	34	0.41	1	(7)	42	36	15	0.18	1	(4)	20	17
Cost reduction initiatives (6)	—	—	—	1	(1)	(1)	6	0.08	—	(2)	8	8
Acquisition and separation costs (7)	28	0.36	—	(2)	30	30	41	0.50	—	(12)	53	53
Costs to achieve synergies (8)	7	0.09	—	(1)	8	8	44	0.54	—	(5)	49	49
Purchase accounting charges (9)	4	0.05	—	2	2	2	88	1.09	—	(18)	106	106
Goodwill and intangible impairment charge (10)	172	2.13	—	—	172	172	3	0.04	—	—	3	3
Process harmonization (11)	14	0.17	—	(2)	16	16	—	—	—	—	—	—
Noncontrolling interests adjustments (12)	58	0.71	(58)	—	—	—	—	—	—	—	—	—
Pension charges/adjustments (13)	(1)	(0.02)	—	1	(2)	(2)	2	0.03	—	(1)	3	3
Anti-dumping duty charge (14)	—	—	—	—	—	—	12	0.15	—	(4)	16	16
Loss on debt modification (15)	—	—	—	—	—	—	8	0.10	—	(2)	10	10
Net tax adjustments	—	—	—	—	—	—	(5)	(0.06)	—	(5)	—	—

Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA (4)	$3	$0.03	$18	$(22)	$123	$287	$105	$1.30	$18	$(43)	$245	$407

	Q4 2019
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate		Total
Net income (loss) attributable to Tenneco Inc.								$(313)
Net income (loss) attributable to noncontrolling interests								75

Net income (loss)								(238)
Income tax expense (benefit)								(14)
Interest expense								(80)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests								(144)
Depreciation and amortization								170

Total EBITDA including noncontrolling interests (3)	$130	$60	$(84)	$7	$113	$(87)		$26
Restructuring and related expenses (5)	3	2	—	23	28	8		36
Cost reduction initiatives (6)	—	—	—	—	—	(1)		(1)
Acquisition and separation costs (7)	—	—	—	—	—	30		30
Costs to achieve synergies (8)	1	—	2	—	3	5		8
Purchase accounting charges (9)	—	2	—	—	2	—		2
Goodwill and intangible impairment charge (10)	—	18	154	—	172	—		172
Process harmonization (11)	8	—	4	4	16	—		16
Pension adjustments (13)	—	—	—	—	—	(2)		(2)

Adjusted EBITDA (4)	$142	$82	$76	$34	$334	$(47	)(16)	$287

	Q4 2018
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$(109)
Net income (loss) attributable to noncontrolling interests							17

Net income (loss)							(92)
Income tax expense (benefit)							10
Interest expense							(79)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							(23)
Depreciation and amortization							165

Total EBITDA including noncontrolling interests (3)	$156	$93	$8	$11	$268	$(126)	$142
Restructuring and related expenses (5)	(2)	(2)	2	19	17	—	17
Cost reduction initiatives (6)	—	—	—	—	—	8	8
Acquisition and separation costs (7)	—	—	—	—	—	53	53
Costs to achieve synergies (8)	(3)	—	35	10	42	7	49
Purchase accounting charges (9)	—	44	57	5	106	—	106
Goodwill impairment charge (10)	—	—	—	3	3	—	3
Pension charges (13)	—	—	—	3	3	—	3
Anti-dumping duty charge (14)	—	—	16	—	16	—	16
Loss on debt modification (15)	—	—	—	—	—	10	10

Adjusted EBITDA (4)	$151	$135	$118	$51	$455	$(48)	$407

(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods. Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(5)	Q4 2019 includes $6 million and Q4 2018 includes $3 million of accelerated depreciation related to plant closures.

(6)	Costs related to cost reduction initiatives.

(7)	Costs related to acquisitions and costs related to expected separation.

(8)	Costs to achieve synergies related to Federal-Mogul acquisition.

(9)	This primarily relates to a non-cash charge to cost of sales for the amortization of the inventory fair value step-up recorded as part of the Acquisitions.

(10)	Non-cash asset impairment charge related to goodwill and intangibles.

(11)	Charge due to process harmonization.

(12)	Amount relates to adjustments made to mark certain redeemable noncontrolling interests to their redemption values.

(13)	Charges related to pension derisking and other adjustments.

(14)	Charge due to retroactive application of anti-dumping duty on a supplier’s products.

(15)	Loss on debt modification related to Federal-Mogul acquisition.

(16)	Corporate costs for each division are $21 million for New Tenneco and $26 million for DRiV.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions except per share amounts)

	YTD 2019						YTD 2018
	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)	Net income (loss) attributable to Tenneco Inc.	Per Share	Net income (loss) attributable to noncontrolling interests	Income tax (expense) benefit	EBIT	EBITDA (3)
Earnings (Loss) Measures	$(334)	$(4.12)	$114	$(19)	$121	$794	$55	$0.93	$56	$(63)	$322	$667
Adjustments:
Restructuring and related expenses (5)	116	1.43	6	(31)	153	138	46	0.76	8	(11)	65	62
Cost reduction initiatives (6)	12	0.15	—	(3)	15	15	13	0.24	—	(5)	18	18
Acquisition and separation costs (7)	102	1.27	—	(25)	127	127	74	1.26	—	(22)	96	96
Costs to achieve synergies (8)	23	0.29	—	(6)	29	29	53	0.90	—	(9)	62	62
Purchase accounting charges (9)	49	0.61	—	(8)	57	57	88	1.50	—	(18)	106	106
Goodwill and intangible impairment charge (10)	241	2.98	—	—	241	241	3	0.05	—	—	3	3
Process harmonization (11)	21	0.26	—	(5)	26	26	—	—	—	—	—	—
Warranty charge (12)	6	0.07	—	(2)	8	8	4	0.06	—	(1)	5	5
Antitrust reserve change in estimate (13)	(7)	(0.09)	—	2	(9)	(9)	—	—	—	—	—	—
Brazil tax credit (14)	(14)	(0.18)	—	8	(22)	(22)	—	—	—	—	—	—
Out of period adjustment (15)	4	0.05	1	—	5	5	—	—	—	—	—	—
Impairment of assets held for sale	6	0.07	—	(2)	8	8	—	—	—	—	—	—
Noncontrolling interests adjustments (16)	58	0.71	(58)	—	—	—	—	—	—	—	—	—
Pension charges/adjustments (17)	(1)	(0.02)	—	1	(2)	(2)	2	0.04	—	(1)	3	3
Litigation settlement accrual	—	—	—	—	—	—	8	0.13	—	(2)	10	10
Anti-dumping duty charge (18)	—	—	—	—	—	—	12	0.21	—	(4)	16	16
Environmental charge (19)	—	—	—	—	—	—	3	0.06	—	(1)	4	4
Loss on debt modification (20)	—	—	—	—	—	—	8	0.14	—	(2)	10	10
Net tax adjustments	(41)	(0.50)	—	(41)	—	—	—	—	—	—	—	—

Adjusted Net income, EPS, NCI, Tax, EBIT, and EBITDA (4)	$241	$2.98	$63	$(131)	$757	$1,415	$369	$6.28	$64	$(139)	$720	$1,062

	YTD 2019
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate		Total
Net income (loss) attributable to Tenneco Inc.								$(334)
Net income (loss) attributable to noncontrolling interests								114

Net income (loss)								(220)
Income tax expense (benefit)								(19)
Interest expense								(322)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests								121
Depreciation and amortization								673

Total EBITDA including noncontrolling interests (3)	$582	$363	$184	$8	$1,137	$(343)		$794
Restructuring and related expenses (5)	24	30	4	71	129	9		138
Cost reduction initiatives (6)	—	—	—	—	—	15		15
Acquisition and separation costs (7)	—	—	1	—	1	126		127
Costs to achieve synergies (8)	6	2	11	2	21	8		29
Purchase accounting charges (9)	—	12	41	4	57	—		57
Goodwill and intangible impairment charge (10)	—	18	154	69	241	—		241
Process harmonization (11)	13	—	9	4	26	—		26
Warranty charge (12)	—	—	8	—	8	—		8
Antitrust reserve change in estimate (13)	(9)	—	—	—	(9)	—		(9)
Brazil tax credit (14)	(9)	—	(7)	(6)	(22)	—		(22)
Out of period adjustment (15)	—	—	—	5	5	—		5
Impairment of assets held for sale	—	—	8	—	8	—		8
Pension adjustments (17)	—	—	—	—	—	(2)		(2)

Adjusted EBITDA (4)	$607	$425	$413	$157	$1,602	$(187	)(21)	$1,415

	YTD 2018
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net income (loss) attributable to Tenneco Inc.							$55
Net income (loss) attributable to noncontrolling interests							56

Net income (loss)							111
Income tax expense (benefit)							(63)
Interest expense							(148)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests							322
Depreciation and amortization							345

Total EBITDA including noncontrolling interests (3)	$599	$93	$161	$69	$922	$(255)	$667
Restructuring and related expenses (5)	11	(2)	7	46	62	—	62
Cost reduction initiatives (6)	—	—	—	10	10	8	18
Acquisition and separation costs (7)	—	—	—	—	—	96	96
Costs to achieve synergies (8)	3	—	36	11	50	12	62
Purchase accounting charges (9)	—	44	57	5	106	—	106
Goodwill impairment charge (10)	—	—	—	3	3	—	3
Warranty charge (12)	—	—	—	5	5	—	5
Pension charges (17)	—	—	—	3	3	—	3
Litigation settlement accrual	—	—	—	9	9	1	10
Anti-dumping duty charge (18)	—	—	16	—	16	—	16
Environmental charge (19)	—	—	—	—	—	4	4
Loss on debt modification (20)	—	—	—	—	—	10	10

Adjusted EBITDA (4)	$613	$135	$277	$161	$1,186	$(124)	$1,062

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(3)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4)

Adjusted results are presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between periods. Similar adjustments have been recorded in earlier periods and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(5)	FY 2019 includes $15 million and FY 2018 includes $3 million of accelerated depreciation related to plant closures.
(6)	Costs related to cost reduction initiatives.
(7)	Costs related to acquisitions and costs related to expected separation.
(8)	Costs to achieve synergies related to Federal-Mogul acquisition.
(9)	This primarily relates to a non-cash charge to cost of sales for the amortization of the inventory fair value step-up recorded as part of the Acquisitions.
(10)	Non-cash asset impairment charge related to goodwill and intangibles.
(11)	Charge due to process harmonization.
(12)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.
(13)	Reduction in estimated antitrust accrual.
(14)	Recovery of value-added tax in a foreign jurisdiction.
(15)	Inventory losses attributable to prior periods.
(16)	Amount relates to adjustments made to mark certain redeemable noncontrolling interests to their redemption values.
(17)	Charges related to pension derisking and other adjustments.
(18)	Charge due to retroactive application of anti-dumping duty on a supplier’s products.
(19)	Environmental charge related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.
(20)	Loss on debt modification related to Federal-Mogul acquisition.
(21)	Corporate costs for each division are $85 million for New Tenneco and $102 million for DRiV.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q4 2019
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air	$1,743	$769	$974	$(11)	$985
Powertrain	1,018	—	1,018	(12)	1,030
Motorparts	741	—	741	(9)	750
Ride Performance	641	—	641	(10)	651

Total Tenneco Inc.	$4,143	$769	$3,374	$(42)	$3,416

	Q4 2018
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air	$1,655	$631	$1,024	$—	$1,024
Powertrain	1,112	—	1,112	—	1,112
Motorparts	827	—	827	—	827
Ride Performance	684	—	684	—	684

Total Tenneco Inc.	$4,278	$631	$3,647	$—	$3,647

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	YTD 2019
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air	$7,121	$3,027	$4,094	$(113)	$4,207
Powertrain	4,408	—	4,408	(12)	4,420
Motorparts	3,167	—	3,167	(42)	3,209
Ride Performance	2,754	—	2,754	(75)	2,829

Total Tenneco Inc.	$17,450	$3,027	$14,423	$(242)	$14,665

	YTD 2018
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Clean Air	$6,707	$2,500	$4,207	$—	$4,207
Powertrain	1,112	—	1,112	—	1,112
Motorparts	1,780	—	1,780	—	1,780
Ride Performance	2,164	—	2,164	—	2,164

Total Tenneco Inc.	$11,763	$2,500	$9,263	$—	$9,263

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES

Unaudited

(Millions except percents)

	Q4 2019 vs. Q4 2018 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air	$88	5%	$(39)	(4%)
Powertrain	(94)	(8%)	(82)	(7%)
Motorparts	(86)	(10%)	(77)	(9%)
Ride Performance	(43)	(6%)	(33)	(5%)

Total Tenneco Inc.	$(135)	(3%)	$(231)	(6%)

	YTD Q4 2019 vs. YTD Q4 2018 $ Change and % Change Increase (Decrease)
	Revenues	% Change	Value-add Revenues Excluding Currency	% Change
Clean Air	$414	6%	$—	—%
Powertrain	3,296	296%	3,308	297%
Motorparts	1,387	78%	1,429	80%
Ride Performance	590	27%	665	31%

Total Tenneco Inc.	$5,687	48%	$5,402	58%

(1)	U.S. Generally Accepted Accounting Principles.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF NON-GAAP MEASURES

Debt net of total cash / Adjusted LTM and Pro Forma Adjusted LTM EBITDA including noncontrolling interests

Unaudited

(Millions except ratios)

	December 31, 2019		December 31, 2018
Total debt	$5,556		$5,493
Total cash, cash equivalents and restricted cash (total cash)	566		702

Debt net of total cash balances (1)	$4,990		$4,791
Adjusted LTM and Pro forma Adjusted LTM EBITDA including noncontrolling interests (2) (3) (5)	$1,415		$1,627
Ratio of debt net of total cash balances and Pro forma ratio of debt net of total cash balances to Adjusted LTM and Pro forma Adjusted LTM EBITDA including noncontrolling interests (4) (5)	3.5	x	2.9	x

	Q1 18*	Q2 18*	Q3 18*	Q4 18	Q1 19	Q2 19	Q3 19	Q4 19
Net income (loss) attributable to Tenneco Inc.	$60	$47	$57	$(109)	$(117)	$26	$70	$(313)
Net income (loss) attributable to noncontrolling interests	14	16	9	17	12	19	8	75

Net income (loss)	74	63	66	(92)	(105)	45	78	(238)
Income tax (expense) benefit	(25)	(26)	(22)	10	—	(14)	9	(14)
Interest expense	(23)	(22)	(24)	(79)	(81)	(82)	(79)	(80)

EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	122	111	112	(23)	(24)	141	148	(144)
Depreciation and amortization	60	60	60	165	169	169	165	170

Total EBITDA including noncontrolling interests (2)	$182	$171	$172	$142	$145	$310	$313	$26

Adjustments:
Restructuring and related expenses	12	21	12	17	17	57	28	36
Cost reduction initiatives (6)	—	10	—	8	8	2	6	(1)
Acquisition and separation costs (7)	13	18	12	53	40	27	30	30
Warranty charge (8)	5	—	—	—	—	7	1	—
Costs to achieve synergies (9)	—	9	4	49	7	7	7	8
Purchase accounting charges (10)	—	—	—	106	41	3	11	2
Goodwill and intangible impairment charge (11)	—	—	—	3	60	—	9	172
Process harmonization (12)	—	—	—	—	9	1	—	16
Anti-dumping duty charge (13)	—	—	—	16	—	—	—	—
Antitrust reserve change in estimate (14)	—	—	—	—	—	—	(9)	—
Brazil tax credit (15)	—	—	—	—	—	—	(22)	—
Out of period adjustment (16)	—	—	—	—	—	—	5	—
Impairment of assets held for sale	—	—	—	—	—	—	8	—
Environmental charge (17)	—	4	—	—	—	—	—	—
Litigation settlement accrual	—	—	10	—	—	—	—	—
Loss on debt modification (18)	—	—	—	10	—	—	—	—
Pension charges/adjustments (19)	—	—	—	3	—	—	—	(2)

Total Adjusted EBITDA including noncontrolling interests (3)	$212	$233	$210	$407	$327	$414	$387	$287

Legacy Federal-Mogul Reconciliation of Non-GAAP earnings measures
	Q1 18	Q2 18	Q3 18
Net income attributable to Federal-Mogul	$26	$25	$35
Net income (loss) attributable to noncontrolling interests	3	3	1

Net income (loss)	29	28	36
Income tax (expense) benefit	(15)	(13)	(16)
Interest expense	(48)	(52)	(49)

EBIT, Earnings before interest expense, income taxes and noncontrolling interests	92	93	101
Depreciation and amortization	100	96	99

Total EBITDA including noncontrolling interests (2)	$192	$189	$200

Adjustments:
Restructuring charges and asset impairments, net	—	—	15
Purchase price contingency	5	—	—
Transaction related costs	1	13	—
Cost to exit a multiemployer pension plan	—	5	—
Gain (loss) on sale of assets	—	—	(65)
Charge for extinguishment of dissenting shareholders shares	—	—	5
Other	2	2	1

Total Adjusted EBITDA including noncontrolling interests (3)	$200	$209	$156

	Q1 18*	Q2 18*	Q3 18*	Q4 18	Q1 19	Q2 19	Q3 19	Q4 19
Adjusted EBITDA and Pro forma Adjusted EBITDA including noncontrolling interests (2) (3) (5)	$412	$442	$366	$407	$327	$414	$387	$287
Q4 2018 Pro forma Adjusted LTM EBITDA including noncontrolling interests (2) (3) (5)				$1,627
Q4 2019 Adjusted LTM EBITDA including noncontrolling interests (2) (3)								$1,415

*	Financial results for the first three quarters of 2018 have been revised for certain immaterial adjustments as discussed in Tenneco’s Form 10-K for the year ended December 31, 2018.
(1)

Tenneco presents debt net of total cash balances because management believes it is a useful measure of Tenneco’s credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for-dollar basis.

(2)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3)

Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(4)

Tenneco presents the above reconciliation of the ratio of debt net of total cash to LTM Adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company’s ability to service its debt. For purposes of this calculation, Adjusted LTM and Pro Forma adjusted LTM EBITDA including noncontrolling interests is used as an indicator of the company’s performance and debt net of total cash is presented as an indicator of the company’s credit position and progress toward reducing the company’s financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company’s existing covenant ratios or any other financial measures that investors may find useful in describing the company’s financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of total cash, EBITDA including noncontrolling interests and Adjusted EBITDA including noncontrolling interests.

(5)

Tenneco is providing Pro Forma Adjusted LTM EBITDA and the ratio of debt net of cash balances to Pro Forma Adjusted LTM EBITDA to show the company’s Adjusted LTM EBITDA as if Federal-Mogul had been consolidated with Tenneco for the entirety of 2018 (and the resultant impact on the net debt ratio). Tenneco believes this supplemental information is useful to investors who are trying to understand the results of the entire enterprise, including Federal-Mogul, for 2018 and 2019 and the ability of the company to service its debt.

(6)	Costs related to cost reduction initiatives.
(7)	Costs related to acquisitions and costs related to expected separation.
(8)	Charge related to warranty. Although Tenneco regularly incurs warranty costs, this specific charge is of an unusual nature in the period incurred.
(9)	Costs to achieve synergies related to Federal-Mogul acquisition.
(10)	This primarily relates to a non-cash charge to cost of goods sold for the amortization of the inventory fair value step-up recorded as part of the Acquisitions.
(11)	Non-cash asset impairment charge related to goodwill and intangibles.
(12)	Charge due to process harmonization.
(13)	Charge due to retroactive application of anti-dumping duty on a supplier’s products.
(14)	Reduction in estimated antitrust accrual.
(15)	Recovery of value-added tax in a foreign jurisdiction.
(16)	Inventory losses attributable to prior periods.
(17)	Environmental charge related to an acquired site whereby an indemnification reverted back to the Company resulting from a 2009 bankruptcy filing of Mark IV Industries.
(18)	Loss on debt modification.
(19)	Charges related to pension derisking and other adjustments.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q4 2019
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$2,635	$3	$2,632	$663	$1,969
Original equipment commercial truck, off-highway, industrial and other revenues	767	(48)	815	118	697
Aftermarket revenues	741	(9)	750	—	750

Net sales and operating revenues	$4,143	$(54)	$4,197	$781	$3,416

	Q4 2018
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$2,647	$—	$2,647	$531	$2,116
Original equipment commercial truck, off-highway, industrial and other revenues	804	—	804	100	704
Aftermarket revenues	827	—	827	—	827

Net sales and operating revenues	$4,278	$—	$4,278	$631	$3,647

	YTD 2019
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$11,001	$(180)	$11,181	$2,644	$8,537
Original equipment commercial truck, off-highway, industrial and other revenues	3,282	(88)	3,370	451	2,919
Aftermarket revenues	3,167	(42)	3,209	—	3,209

Net sales and operating revenues	$17,450	$(310)	$17,760	$3,095	$14,665

	YTD 2018
	Revenues	Currency	Revenues Excluding Currency	Substrate Sales Excluding Currency	Value-add Revenues Excluding Currency
Original equipment light vehicle revenues	$8,104	$—	$8,104	$2,092	$6,012
Original equipment commercial truck, off-highway, industrial and other revenues	1,879	—	1,879	408	1,471
Aftermarket revenues	1,780	—	1,780	—	1,780

Net sales and operating revenues	$11,763	$—	$11,763	$2,500	$9,263

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q4 2019
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net sales and operating revenues	$1,743	$1,018	$741	$641	$4,143	$—	$4,143
Less: Substrate sales	769	—	—	—	769	—	769

Value-add revenues	$974	$1,018	$741	$641	$3,374	$—	$3,374

EBITDA	$130	$60	$(84)	$7	$113	$(87)	$26
EBITDA as a % of revenue	7.5%	5.9%	-11.3%	1.1%	2.7%		0.6%
EBITDA as a % of value-add revenue	13.3%	5.9%	-11.3%	1.1%	3.3%		0.8%
Adjusted EBITDA	$142	$82	$76	$34	$334	$(47)	$287
Adjusted EBITDA as a % of revenue	8.1%	8.1%	10.3%	5.3%	8.1%		6.9%
Adjusted EBITDA as a % of value-add revenue	14.6%	8.1%	10.3%	5.3%	9.9%		8.5%

	Q4 2018
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net sales and operating revenues	$1,655	$1,112	$827	$684	$4,278	$—	$4,278
Less: Substrate sales	631	—	—	—	631	—	631

Value-add revenues	$1,024	$1,112	$827	$684	$3,647	$—	$3,647

EBITDA	$156	$93	$8	$11	$268	$(126)	$142
EBITDA as a % of revenue	9.4%	8.4%	1.0%	1.6%	6.3%		3.3%
EBITDA as a % of value-add revenue	15.2%	8.4%	1.0%	1.6%	7.3%		3.9%
Adjusted EBITDA	$151	$135	$118	$51	$455	$(48)	$407
Adjusted EBITDA as a % of revenue	9.1%	12.1%	14.3%	7.5%	10.6%		9.5%
Adjusted EBITDA as a % of value-add revenue	14.7%	12.1%	14.3%	7.5%	12.5%		11.2%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBITDA and adjusted EBITDA as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBITDA and adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales. See prior pages for a discussion of EBITDA and adjusted EBITDA.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	YTD 2019
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net sales and operating revenues	$7,121	$4,408	$3,167	$2,754	$17,450	$—	$17,450
Less: Substrate sales	3,027	—	—	—	3,027	—	3,027

Value-add revenues	$4,094	$4,408	$3,167	$2,754	$14,423	$—	$14,423

EBITDA	$582	$363	$184	$8	$1,137	$(343)	$794
EBITDA as a % of revenue	8.2%	8.2%	5.8%	0.3%	6.5%		4.6%
EBITDA as a % of value-add revenue	14.2%	8.2%	5.8%	0.3%	7.9%		5.5%
Adjusted EBITDA	$607	$425	$413	$157	$1,602	$(187)	$1,415
Adjusted EBITDA as a % of revenue	8.5%	9.6%	13.0%	5.7%	9.2%		8.1%
Adjusted EBITDA as a % of value-add revenue	14.8%	9.6%	13.0%	5.7%	11.1%		9.8%

	YTD 2018
	Global Segments
	Clean Air	Powertrain	Motorparts	Ride Performance	Total	Corporate	Total
Net sales and operating revenues	$6,707	$1,112	$1,780	$2,164	$11,763	$—	$11,763
Less: Substrate sales	2,500	—	—	—	2,500	—	2,500

Value-add revenues	$4,207	$1,112	$1,780	$2,164	$9,263	$—	$9,263

EBITDA	$599	$93	$161	$69	$922	$(255)	$667
EBITDA as a % of revenue	8.9%	8.4%	9.0%	3.2%	7.8%		5.7%
EBITDA as a % of value-add revenue	14.2%	8.4%	9.0%	3.2%	10.0%		7.2%
Adjusted EBITDA	$613	$135	$277	$161	$1,186	$(124)	$1,062
Adjusted EBITDA as a % of revenue	9.1%	12.1%	15.6%	7.4%	10.1%		9.0%
Adjusted EBITDA as a % of value-add revenue	14.6%	12.1%	15.6%	7.4%	12.8%		11.5%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect EBITDA and adjusted EBITDA as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBITDA and adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of such substrate sales. See prior pages for a discussion of EBITDA and adjusted EBITDA.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2) - Original equipment commercial truck, off-highway, industrial and other revenues

Unaudited

(Millions)

	2019
	Q1			Q2			Q3			Q4			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air	$319	$115	$204	$300	$110	$190	$271	$99	$172	$277	$115	$162	$1,167	$439	$728
Powertrain	426	—	426	401	—	401	385	—	385	379	—	379	1,591	—	1,591
Ride Performance	150	—	150	136	—	136	127	—	127	111	—	111	524	—	524

Total Tenneco Inc.	$895	$115	$780	$837	$110	$727	$783	$99	$684	$767	$115	$652	$3,282	$439	$2,843

	2018
	Q1			Q2			Q3			Q4			YTD
		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add		Substrate	Value-add
	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues	Revenues	Sales	Revenues
Clean Air	$307	$109	$198	$290	$101	$189	$273	$98	$175	$273	$100	$173	$1,143	$408	$735
Powertrain	—	—	—	—	—	—	—	—	—	420	—	420	420	—	420
Ride Performance	69	—	69	69	—	69	67	—	67	111	—	111	316	—	316

Total Tenneco Inc.	$376	$109	$267	$359	$101	$258	$340	$98	$242	$804	$100	$704	$1,879	$408	$1,471

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales which include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO PRO FORMA (2) REVENUE AND NON-GAAP EARNINGS MEASURES - 2018 Quarterly

Unaudited

(Millions except percents)

	Q1 2018
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$1,756	$1,260	$—	$3,016	$903	$761	$—	$1,664	$—	$4,680
Less: Substrate sales	652	—	—	652	—	—	—	—	—	652

Value-add revenues (3)	1,104	1,260	—	2,364	903	761	—	1,664	—	4,028
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	119	60	—	179	96	(18)	—	78	(51)	206
Depreciation and amortization	37	61	—	98	24	38	—	62	—	160
Total EBITDA including noncontrolling interests (4)	156	121	—	277	120	20	—	140	(51)	366
Financing charges on sale of receivables reclass	1	1	1	3	5	—	—	5	—	8
Segment change impact	2	12	(16)	(2)	(19)	17	(32)	(34)	36	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	159	134	(15)	278	106	37	(32)	111	(15)	374
Adjustments:
Restructuring and related expenses	1	—	—	1	2	7	—	9	—	10
Cost reduction initiatives	—	—	—	—	—	2	—	2	—	2
Acquisition and separation costs	—	—	—	—	—	—	—	—	13	13
Warranty charge	—	—	—	—	—	5	—	5	—	5
Purchase price contingency	—	5	—	5	—	—	—	—	—	5
Transaction related costs	—	—	—	—	—	—	—	—	1	1
Other	—	1	—	1	—	—	—	—	1	2

Adjusted EBITDA (5)	$160	$140	$(15)	$285	$108	$51	$(32)	$127	$—	$412

Adjusted EBITDA as a percent of value-add revenue (6)	14.5%	11.1%		12.1%	12.0%	6.7%		7.6%		10.2%

	Q2 2018
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$1,694	$1,243	$—	$2,937	$930	$753	$—	$1,683	$—	$4,620
Less: Substrate sales	621	—	—	621	—	—	—	—	—	621

Value-add revenues (3)	1,073	1,243	—	2,316	930	753	—	1,683	—	3,999
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	103	70	—	173	109	(19)	—	90	(65)	198
Depreciation and amortization	39	61	—	100	21	34	—	55	1	156
Total EBITDA including noncontrolling interests (4)	142	131	—	273	130	15	—	145	(64)	354
Financing charges on sale of receivables reclass	—	—	1	1	5	—	—	5	—	6
Segment change impact	3	13	(16)	—	(17)	14	(24)	(27)	27	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	145	144	(15)	274	118	29	(24)	123	(37)	360
Adjustments:
Restructuring and related expenses	11	1	—	12	1	10	—	11	—	23
Cost reduction initiatives	—	—	—	—	—	8	—	8	—	8
Acquisition and separation costs	—	—	—	—	—	—	—	—	18	18
Costs to achieve synergies	6	—	—	6	1	—	—	1	2	9
Environmental charge	—	—	—	—	—	—	—	—	4	4
Transaction related costs	—	—	—	—	—	—	—	—	13	13
Cost to exit a multiemployer pension plan	—	5	—	5	—	—	—	—	—	5
Other	—	(2)	—	(2)	5	(1)	—	4	—	2

Adjusted EBITDA (5)	$162	$148	$(15)	$295	$125	$46	$(24)	$147	$—	$442

Adjusted EBITDA as a percent of value-add revenue (6)	15.1%	11.9%		12.7%	13.4%	6.1%		8.7%		11.1%

	Q3 2018
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$1,602	$1,122	$—	$2,724	$867	$690	$—	$1,557	$—	$4,281
Less: Substrate sales	596	—	—	596	—	—	—	—	—	596

Value-add revenues (3)	1,006	1,122	—	2,128	867	690	—	1,557	—	3,685
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	105	21	—	126	102	28	—	130	(51)	205
Depreciation and amortization	38	62	—	100	22	35	—	57	2	159
Total EBITDA including noncontrolling interests (4)	143	83	—	226	124	63	—	187	(49)	364
Financing charges on sale of receivables reclass	1	1	1	3	5	—	—	5	—	8
Segment change impact	4	13	(18)	(1)	(16)	16	(28)	(28)	29	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	148	97	(17)	228	113	79	(28)	164	(20)	372
Adjustments:
Restructuring and related expenses	1	8	—	9	8	10	—	18	—	27
Acquisition and separation costs	—	—	—	—	—	—	—	—	12	12
Costs to achieve synergies	—	—	—	—	—	1	—	1	3	4
Litigation settlement accrual	—	—	—	—	—	9	—	9	1	10
Gain (loss) on sale of assets	—	—	—	—	—	(65)	—	(65)	—	(65)
Charge for extinguishment of dissenting shareholders shares	—	—	—	—	—	—	—	—	5	5
Other	—	4	—	4	(3)	1	—	(2)	(1)	1

Adjusted EBITDA (5)	$149	$109	$(17)	$241	$118	$35	$(28)	$125	$—	$366

Adjusted EBITDA as a percent of value-add revenue (6)	14.8%	9.7%		11.3%	13.6%	5.1%		8.0%		9.9%

	Q4 2018
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$1,655	$1,112	$—	$2,767	$827	$684	$—	$1,511	$—	$4,278
Less: Substrate sales	631	—	—	631	—	—	—	—	—	631

Value-add revenues (3)	1,024	1,112	—	2,136	827	684	—	1,511	—	3,647
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	116	33	—	149	(31)	(47)	—	(78)	(102)	(31)
Depreciation and amortization	40	59	—	99	29	37	—	66	—	165
Total EBITDA including noncontrolling interests (4)	156	92	—	248	(2)	(10)	—	(12)	(102)	134
Financing charges on sale of receivables reclass	—	—	1	1	6	1	—	7	—	8
Segment change impact	3	1	(4)	—	(17)	12	(19)	(24)	24	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	159	93	(3)	249	(13)	3	(19)	(29)	(78)	142
Adjustments:
Restructuring and related expenses	(2)	(2)	—	(4)	2	19	—	21	—	17
Cost reduction initiatives	—	—	—	—	—	—	—	—	8	8
Acquisition and separation costs	—	—	—	—	—	—	—	—	53	53
Costs to achieve synergies	(3)	—	—	(3)	35	10	—	45	7	49
Purchase accounting adjustments	—	44	—	44	57	5	—	62	—	106
Anti-dumping duty charge	—	—	—	—	16	—	—	16	—	16
Loss on debt modification	—	—	—	—	—	—	—	—	10	10
Pension charges	—	—	—	—	—	3	—	3	—	3
Goodwill impairment charge	—	—	—	—	—	3	—	3	—	3

Adjusted EBITDA (5)	$154	$135	$(3)	$286	$97	$43	$(19)	$121	$—	$407

Adjusted EBITDA as a percent of value-add revenue (6)	15.0%	12.1%		13.4%	11.7%	6.3%		8.0%		11.2%

(1)	U.S. Generally Accepted Accounting Principles.

(2)

Tenneco presents pro forma revenues and earnings measures to show what the company’s performance would have been had Federal-Mogul been consolidated with Tenneco for each quarter of 2018. We believe this supplemental information is useful to investors who are trying to understand the results of the entire enterprise, including Federal-Mogul. The Motorparts segment reflects the company’s historical Aftermarket segment plus the Motorparts aftermarket business acquired in the Federal-Mogul acquisition. The Ride Performance segment reflects the company’s historical Ride Performance segment plus the Motorparts OE business acquired in the Federal-Mogul acquisition.

(3)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

(4)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. We have also presented EBITDA including noncontrolling interests to give effect to the reclassification of financing charges on sale of receivables that took place in the first quarter 2019 and to give effective to the impact of the segment changes that occurred in the first quarter of 2019. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(5)

“Adjusted EBITDA” is EBITDA including noncontrolling interests (after giving effect to the reclassification and segment change described above) and is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(6)

Tenneco presents the above reconciliation in order to reflect Adjusted EBITDA as a percent of both value-add revenues. Presenting Adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of substrate sales, which can be volatile.

ATTACHMENT 2

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO PRO FORMA (2) REVENUE AND NON-GAAP EARNINGS MEASURES - 2018 and 2017 Annual

Unaudited

(Millions except percents)

	FY 2018
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$6,707	$4,737	$—	$11,444	$3,527	$2,888	$—	$6,415	$—	$17,859
Less: Substrate sales	2,500	—	—	2,500	—	—	—	—	—	2,500

Value-add revenues (3)	4,207	4,737	—	8,944	3,527	2,888	—	6,415	—	15,359
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	443	184	—	627	276	(56)	—	220	(269)	578
Depreciation and amortization	154	243	—	397	96	144	—	240	3	640
Total EBITDA including noncontrolling interests (4)	597	427	—	1,024	372	88	—	460	(266)	1,218
Financing charges on sale of receivables reclass	2	2	4	8	21	1	—	22	—	30
Segment change impact	12	39	(54)	(3)	(69)	59	(103)	(113)	116	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	611	468	(50)	1,029	324	148	(103)	369	(150)	1,248
Adjustments:
Restructuring and related expenses	11	7	—	18	13	46	—	59	—	77
Cost reduction initiatives	—	—	—	—	—	10	—	10	8	18
Acquisition and separation costs	—	—	—	—	—	—	—	—	96	96
Costs to achieve synergies	3	—	—	3	36	11	—	47	12	62
Purchase accounting adjustments	—	44	—	44	57	5	—	62	—	106
Anti-dumping duty charge	—	—	—	—	16	—	—	16	—	16
Environmental charge	—	—	—	—	—	—	—	—	4	4
Warranty charge	—	—	—	—	—	5	—	5	—	5
Litigation settlement accrual	—	—	—	—	—	9	—	9	1	10
Loss on debt modification	—	—	—	—	—	—	—	—	10	10
Pension charges	—	—	—	—	—	3	—	3	—	3
Goodwill impairment charge	—	—	—	—	—	3	—	3	—	3
Purchase price contingency	—	5	—	5	—	—	—	—	—	5
Transaction related costs	—	—	—	—	—	—	—	—	14	14
Cost to exit a multiemployer pension plan	—	5	—	5	—	—	—	—	—	5
Gain (loss) on sale of assets	—	—	—	—	—	(65)	—	(65)	—	(65)
Charge for extinguishment of dissenting shareholders shares	—	—	—	—	—	—	—	—	5	5
Other	—	3	—	3	2	—	—	2	—	5

Adjusted EBITDA (5)	$625	$532	$(50)	$1,107	$448	$175	$(103)	$520	$—	$1,627

Adjusted EBITDA as a percent of value-add revenue (6)	14.9%	11.2%		12.4%	12.7%	6.1%		8.1%		10.6%

	FY 2017
	Pro forma New Tenneco				Pro forma DRiV
	Clean Air	Powertrain	Corporate - New Tenneco	New Tenneco	Motorparts	Ride Performance	Corporate - DRiV	DRiV	Other/Elim	Total Pro forma Tenneco
Net sales and operating revenues	$6,216	$4,573	$—	$10,789	$3,678	$2,686	$—	$6,364	$—	$17,153
Less: Substrate sales	2,187	—	—	2,187	—	—	—	—	—	2,187

Value-add revenues (3)	4,029	4,573	—	8,602	3,678	2,686	—	6,364	—	14,966
EBIT, Earnings (Loss) before interest expense, income taxes and noncontrolling interests	420	234	—	654	394	(42)	—	352	(272)	734
Depreciation and amortization	142	254	—	396	92	132	—	224	4	624
Total EBITDA including noncontrolling interests (4)	562	488	—	1,050	486	90	—	576	(268)	1,358
Financing charges on sale of receivables reclass	2	2	—	4	16	1	—	17	—	21
Segment change impact	7	54	(71)	(10)	(67)	75	(114)	(106)	116	—

Total EBITDA including noncontrolling interests after reclass and segment change (4)	571	544	(71)	1,044	435	166	(114)	487	(152)	1,379
Adjustments:
Restructuring and related expenses	23	16	—	39	21	23	—	44	1	84
Cost reduction initiatives	4	—	—	4	3	12	—	15	3	22
Loss on debt modification	—	—	—	—	—	—	—	—	5	5
Pension charges / Stock vesting	—	—	—	—	—	—	—	—	13	13
Goodwill impairment charge	—	11	—	11	4	7	—	11	—	22
Antitrust settlement accrual	—	—	—	—	—	—	—	—	132	132
Warranty settlement	—	—	—	—	—	7	—	7	—	7
Gain on sale of unconsolidated JV	—	—	—	—	—	—	—	—	(5)	(5)
Gain from termination of customer contract	—	—	—	—	—	(6)	—	(6)	—	(6)
Warranty release	—	—	—	—	(4)	—	—	(4)	—	(4)
Release of deferred purchase price payment	—	—	—	—	—	(3)	—	(3)	—	(3)
EBITDA contribution of pending asset sales	—	(2)	—	(2)	—	—	—	—	—	(2)
Transaction related costs	—	3	—	3	1	—	—	1	3	7
Gain (loss) on sale of business	—	(3)	—	(3)	—	—	—	—	—	(3)
Gain (loss) on sale of nonconsolidated affiliates	—	—	—	—	2	—	—	2	—	2
Gain (loss) on sale of assets	—	(6)	—	(6)	—	(1)	—	(1)	—	(7)

Adjusted EBITDA (5)	$598	$563	$(71)	$1,090	$462	$205	$(114)	$553	$—	$1,643

Adjusted EBITDA as a percent of value-add revenue (6)	14.8%	12.3%		12.7%	12.6%	7.6%		8.7%		11.0%

(1)	U.S. Generally Accepted Accounting Principles.
(2)

Tenneco presents pro forma revenues and earnings measures to show what the company’s performance would have been had Federal-Mogul been consolidated with Tenneco for the entirety of 2017 and 2018. We believe this supplemental information is useful to investors who are trying to understand the results of the entire enterprise, including Federal-Mogul. The Motorparts segment reflects the company’s historical Aftermarket segment plus the Motorparts aftermarket business acquired in the Federal-Mogul acquisition. The Ride Performance segment reflects the company’s historical Ride Performance segment plus the Motorparts OE business acquired in the Federal-Mogul acquisition.

(3)

Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from substrate sales. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

(4)

EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. We have also presented EBITDA including noncontrolling interests to give effect to the reclassification of financing charges on sale of receivables that took place in the first quarter 2019 and to give effective to the impact of the segment changes that occurred in the first quarter of 2019. EBITDA including noncontrolling interests is not a calculation based upon GAAP. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze the company’s EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(5)

“Adjusted EBITDA” is EBITDA including noncontrolling interests (after giving effect to the reclassification and segment change described above) and is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.

(6)

Tenneco presents the above reconciliation in order to reflect Adjusted EBITDA as a percent of both value-add revenues. Presenting Adjusted EBITDA as a percent of value-add revenue assists investors in evaluating the company’s operational performance without the impact of substrate sales, which can be volatile.

ATTACHMENT 2

TENNECO INC.

Division Level FY 2020 Outlook

Unaudited

New Tenneco 2020 Outlook

VA Revenue $8.05 billion to $8.3 billion

Adjusted EBITDA between $850 million to $915 million

DRiV™ 2020 Outlook

Revenue $5.65 billion to $5.8 billion

Adjusted EBITDA between $450 million to $535 million